EXHIBIT 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Martin Quinn, as Chief Executive Officer and President of Victor Technologies Group, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the accompanying Form 10-Q for the period ended September 30, 2012, as filed with the U.S. Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Martin Quinn
Martin Quinn
Chief Executive Officer and President
(Principal Executive Officer)
Date: November 13, 2012